Exhibit 10.14

                              NON QUALIFIED STOCK
                                OPTION AGREEMENT

         THIS AGREEMENT, ("Agreement"), made as of April 20, 1999, by and between TREESOURCE INDUSTRIES, INC., hereinafter referred to as the "Company" and Robert W. Lockwood, hereinafter referred to as the "Employee."
W I T N E S S E T H :

         WHEREAS, the Company has adopted the 1996 Stock Option Plan ("Plan") for the purpose of encouraging the acquisition of its common stock, no par value ("Stock"), by key employees and thereby motivate special achievement on their part, and the Company desires to grant the Employee an Option (as defined below) pursuant to the Plan, and

         WHEREAS, the Plan allows a one time grant for new employees for options of up to 100,000 shares,

         WHEREAS, the Employee desires to obtain the Option,

         WHEREAS, Company and Employee have entered into a certain Employment Contract.

         NOW, THEREFORE, in consideration of services rendered and to be rendered by the Employee and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.   Grant of Option.
              ---------------
         The Company hereby, on the date of this Agreement, grants the Employee the option ("Option") to purchase 100,000 shares of Stock on the terms and conditions hereinafter set forth and subject to the provisions of the Plan. The Option price per share shall be $0.3188.

         2.  Exercise  of Option.
             --------------------
             (a) Except as otherwise provided in paragraphs 3 and 6, the Option shall become exercisable according to the following schedule; provided, however, that notwithstanding anything in this Agreement to the contrary, neither the Option nor any portion thereof is exercisable after the expiration of ten years from the date the Option is granted:

       Period of Holder's
Continuous Employment or Service
      With the Company or Its
       Subsidiaries From                           Percent of Total Option
     the Option Grant Date                           That Is Exercisable
------------------------------               ---------------------------------
       Immediate                                            25%
       After 1 Year                                         50%
       After 2 Years                                        75%
       After 3 Years                                        100%

         (b) The Employee shall, in the event he elects to exercise the Option, give the Company written notice of exercise. The notice shall specify the number of shares to be purchased and be paid for as follows:

         1) By the tender of cash or check of the Option exercise price and amounts required under federal and state withholding tax laws or regulations; or

         2) If and so long as the Common Stock is  registered  under  Section 12
(b) or 12 (g) of the Securities Exchange Act of 1934 ("Exchange Act"), by delivery of a properly executed exercise notice, together with irrevocable instructions, to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale proceeds to pay the Option exercise price and amounts required under federal and state withholding tax laws or regulations, and to the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board.

         3) The Option may be exercised by the Employee in whole or in parts; provided, however, that no less than 100 shares shall be purchased under any exercise unless the number purchased is the total number then purchasable under the Option. All partial exercises shall be noted on the Company's and on the Employee's copy of this Agreement. The Option shall not be exercisable with respect to a fractional share.

     3.  Limitations  on Exercise.
         ------------------------
     The Option shall be subject to the following  limitations on exercise:
         (a) In the event employment or service with the Company terminates for any reason other than for cause (as defined below), physical disability or death, or any reason that results in the Company's being obligated to provide the payments and benefits specified in Section 6.2.2 of the Employment Contract, the Option may only be exercised within one month after the date of such termination of employment or services, but in no event later than the remaining term of the Option. In the event that employment is terminated under any provision of the Employment Contract that results in the Company's being obligated to provide the payments and benefits specified in Section 6.2.2 of the Employment Contract, the Option may be exercised at any time within two (2) years after the date of such termination of employment, but in no event later than the remaining term of the Option. For the purposes of this agreement "cause" shall consist of the following: (i) willful and continual failure and refusal to comply with the reasonable express directives of the Company's President; (ii) conviction for a felony or any crime involving fraud or dishonesty in the performance of, or that reflects upon the ability to perform duties on behalf of the Company; or (iii) circumstances of gross negligence or exhibition of willful misconduct in the performance of duties.

         (b) In the event of the termination of employment or service for cause, the Option shall automatically terminate on the date Employee is first notified by the Company of such termination, unless the Board of Directors determines otherwise.

         (c) In the event of the termination of employment or service because of total disability, the Option may be exercised only within one year after such termination, but in no event later than the remaining term of the Option. For purposes of this Agreement, the occurrence or nonoccurrence of total disability shall be determined by the Plan Administrator consistent with the terms of the Plan.

         (d) In the event of death while employed by or providing service to the Company or a subsidiary, the Option may be exercised at any time within one year after the date of death, but in no event later than the remaining term of the Option, and only if and to the extent Employee was entitled to exercise the Option at the date of death, and only by the person or persons to whom rights under the Option shall pass by will or by the laws of descent and distribution of the state or country of domicile at the time of death.

         (e) The Option may be exercised only if and to the extent Employee was entitled to exercise such Option at the date of such termination. To the extent that the Option is not exercised within the applicable period, all further rights to purchase shares pursuant to such Option shall cease and terminate. In no event may this Option be exercised later than its remaining term.

     4.  Holding Periods.
         ---------------
     Shares of Stock obtained upon the exercise of the Option may not be sold by a person in violation of any applicable provisions of Section 16 of the Exchange Act or any other law or applicable regulation.

     5.  Non Transferability of Options.
         ------------------------------
     Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or, with respect to non qualified stock options, pursuant to the terms of a qualified domestic relations order as defined in the Internal Revenue Code ("Code"), and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void.

     6.  Acceleration in Certain Events.
         ------------------------------
     Notwithstanding any other provisions of this Agreement, all Options outstanding under this Agreement shall immediately become exercisable in full at any time when any one of the following events has taken place: (a) The Company undergoes a change of control, which for purposes of this Agreement is defined as any sale, transfer or disposition of all or substantially all of the assets of the Company, or the merger of the Company with another entity that results in the shareholders of the Company obtaining less than 50% of the voting equity of the resulting company, or an individual or company in any manner acquires or controls more than 50% of the voting equity of the Company; (b) The Company receives notice from a senior lender under the Company's Credit and Security Agreement that such senior lender has declared that the Company is in default on its loan obligations and that the loan obligations are being accelerated; or (c) The Company terminates Employee's employment with the Company other than for cause.

     7.  Adjustments.
         -----------

     7.1 Adjustment of Shares
         The aggregate number and class of shares for which this Option has been granted and the exercise price per share thereof (but not the total price) shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

     7.2 Conversion of Options on Stock for Stock Exchange
         Except as provided in Section 6 (a), if the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of common stock in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization, the Option granted hereunder shall be converted into an option to purchase shares of Exchange Stock. The amount and price of a converted option shall be determined by adjusting the amount and price of the Option granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the shares of common stock receive in such merger, consolidation, acquisition or property or stock, separation or reorganization.

    7.3  Fractional Shares
         In the event of any adjustment in the number of shares covered by the Option, any fractional shares resulting from such adjustment shall be disregarded and the option shall cover only the number of full shares resulting from such adjustment

    7.4  Determination of Board to Be Final
         All Section 7 adjustments shall be made by the Board of Directors of the Company, and its determination as to what adjustments shall be made, and the extent thereof, shall be presumed to be correct unless such determination is inconsistent with the other terms and requirements of this Section 7 or the terms and requirements of the Employment Contract. Should any conflict exist between the terms of this agreement and the terms of the Employment Contract, the terms of the Employment Contract shall govern.

     7.5 Further  Adjustment  of Awards
         Subject to Sections 6 (a) and 7.2, the Board of Directors shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Board of Directors, to take such further action as it determines to be necessary or advisable, and fair and equitable to Employee, (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, the Option so as to provide for earlier, later, extended or additional time for exercise and other modifications. The Board of Directors may take such actions before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

     7.6 Limitations
         The grant of this Option will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     8.  Rights as a  Stockholder.
         ------------------------
         As a holder of the Option issued pursuant to this Agreement, Employee has no rights as a stockholder with respect to any common stock until the date of issuance of a stock certificate for such shares. Except as otherwise expressly provided herein, no adjustment shall be made for dividend or other rights for which the record date occurs prior to the date such stock certificate is issued.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, said execution being duly authorized, and the Employee has set his hand hereby, on the date first hereinabove written.


TREESOURCE INDUSTRIES, INC.                 EMPLOYEE

By:
     -------------------------------        -------------------------------
     Vice President - Administration        Robert W. Lockwood